                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported)   September 10, 1998
                                                       ---------------------

                    DEVELOPERS DIVERSIFIED REALTY CORPORATION
         ---------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                  Ohio                   1-11690              34-1723097
         ---------------------------------------------------------------
     (State or other Jurisdiction      (Commission           (IRS Employer
          or incorporation)             File Number)      Identification Number)


                   34555 Chagrin Boulevard, Moreland Hills, Ohio 44022
         ---------------------------------------------------------------


       Registrant's telephone number, including area code    (440) 247-4700
                                                          -----------------

                                      N/A
                     -----------------------------------------
          (Former name of former address, if changed since last report)

Item 5.  Other Events
---------------------

     On August 3, 1998, the Company entered into a definitive agreement to make a series of strategic investments in American Industrial Properties ("AIP") (NYSE:IND). Under the terms of a share purchase agreement effective July 30, 1998, the Company purchased 949,147 newly issued common shares for approximately $14.7 million. Under the terms of a separate agreement, also effective as of July 30, 1998, the Company acquired an additional 1,258,471 newly issued AIP shares in exchange for five light industrial properties valued at approximately $19.5 million. Concurrent with entering into the agreements, AIP appointed Scott A. Wolstein as chairman of its Board of Trust Managers and three additional designees of the Company to newly created positions on its Board of Trust Managers.

     On November 20, 1998, the shareholders of AIP approved additional purchases by the Company of up to 5,226,583 newly issued shares of AIP for approximately $81.0 million. The Company purchased 2,815,192 of these additional shares for approximately $43.6 million on November 20, 1998. Combined, the acquired shares represent 31.7% of AIP's outstanding shares. Pursuant to the agreement, AIP may, under certain circumstances and subject to certain limitations, exercise a put right that would require the Company to purchase additional common or convertible preferred shares of AIP, not to exceed $200 million, at a price not to exceed $15.50 and $14.00 per share, respectively. AIP can only exercise its right to put these additional shares for the purpose of financing property acquisitions approved by AIP's Board of Trust Managers.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
---------------------------------------------------------------------------

     This Form 8-K is being filed to update the pro forma financial information filed in the Company's report on Form 8-K dated April 28, 1998 through the nine month period ended September 30, 1998. The Company's acquisitions have been reported on Forms 8-K dated July 1, 1998 and July 16, 1998.

     In addition to the acquisitions previously reported, the Company, on September 10, 1998, formed a joint venture with the institutional investment advisory firm DRA Advisors, Inc. ("DRA"), which is acting on behalf of institutional clients. In conjunction with the formation of this joint venture, the Company contributed six existing shopping center properties valued at approximately $238 million, with a net book value of $219 million. The Company received, in exchange for the six properties contributed, a 50% equity ownership interest in the joint venture and cash of approximately $192 million, funded from debt and equity proceeds received as described below, which was used to repay variable rate indebtedness on the Company's revolving credit facilities. Simultaneously with the Company's contribution, the joint venture entered into a seven year, $156 million mortgage with interest at a coupon rate of 6.64% and DRA contributed cash of approximately $42 million in exchange for a 50% equity interest. The Company also agreed to master lease certain space occupied by tenants which have filed for bankruptcy under Chapter 11 with annual base rent of $2.3 million. In exchange for the agreement to master lease the space, the Company retained all rights associated with the bankruptcy claim and to the benefits associated with the releasing, if applicable, of the existing space. The Company does not believe that its exposure to loss is material under the terms of the agreement. In accordance with the Joint Venture agreement, the Company will continue to manage the properties and receive management fees at market rates. The properties contributed to the joint venture are as follows:

          -    Arrowhead Crossing - Peoria, Arizona (Phoenix)
          -    Foothills Towne Center - Ahwatukee, Arizona (Phoenix)
          -    Eagan Promenade - Eagan, Minnesota (Minneapolis)
          -    Maple Grove Crossing - Maple Grove, Minnesota (Minneapolis)
          -    Eastchase Market - Fort Worth, Texas
          -    Tanasbourne Town Center - Hillsboro, Oregon (Portland)

Financial Statements
--------------------

The statements of revenue and certain expenses included in this report encompass the following:

- Statements of revenue and certain expenses (unaudited) for the six months ended June 30, 1998 and 1997 for the following operating shopping centers:

          -         The Family Center Properties (Acquired Properties)
          -         The Sansone Properties (Acquired Properties)

                    The operating results for three shopping centers under development and six shopping center expansions acquired together with the purchase of The Family Center Properties are not reflected in the accompanying combined statement of revenue and certain expenses of The Family Center Properties as no financial information existed for the six month period ended June 30, 1998 and 1997. In addition, five shopping centers acquired together with the purchase of The Sansone Properties are not included in the accompanying combined statement of revenue and certain expenses of The Sansone Properties since these centers were under development or in the lease-up-phase. Subsequent to the Company's purchase, two of The Sansone Properties were sold to one of the principal sellers.

                    As noted below, financial statements (audited) for the year ended December 31, 1997 for these properties were presented in the Company's Form 8-K dated April 28, 1998.

- A statement of revenue and certain expenses (unaudited) for the six months ended June 30, 1998 and 1997 is not presented for Tanasbourne, Oregon (Acquired Property) because the property was in the final development stage, and accordingly, the related historical operating information would not be meaningful.

Pro Forma Financial Information (unaudited)
-------------------------------------------

Unaudited pro forma financial information for the Company is presented as follows:

- Pro forma condensed consolidated statement of operations for the nine month period ended September 30, 1998 and the year ended December 31, 1997.

- Estimated twelve-month pro forma statement of taxable net operating income and operating funds available for the year ended December 31, 1997.

A pro forma condensed consolidated balance sheet is not presented herein as there are no adjustments for the aforementioned transactions to be made to the September 30, 1998 balance sheet filed in the Company's Form 10-Q, as of that date.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
INDEX TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1998
------------------

                                                                                         PAGE
                                                                                         ----
THE FAMILY CENTER PROPERTIES
    Combined Statement of Revenue and Certain Expenses for the (unaudited)
      six months ended June 30, 1998 and 1997 .........................................   F-2
    Notes to Combined Statement of Revenue and Certain Expenses .......................   F-3

THE SANSONE PROPERTIES
   Combined Statement of Revenue and Certain Expenses for the (unaudited)
     six months ended June 30, 1998 and 1997 ..........................................   F-5
   Notes to Combined Statement of Revenue and Certain Expenses ........................   F-6

DEVELOPERS DIVERSIFIED REALTY CORPORATION
(PRO FORMA - UNAUDITED):
    Condensed Consolidated Statement of Operations for the nine month
       period ended September 30, 1998 and for the year ended December 31, 1997 .......   F-11
     Estimated Twelve Month Pro Forma Statement of Taxable Net Operating
       Income and Operating Funds Available for the year ended December 31, 1997 ......   F-22

DEVELOPERS DIVERSIFIED REALTY CORPORATION
THE FAMILY CENTER PROPERTIES
COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES
--------------------------------------------------
(UNAUDITED)

                                                                          For the Six Months Ended
                                                                                   June 30,
                                                                ----------------------------------------------
                                                                          1998            1997
                                                                        ------          ------
                                                                ----------------------------------------------
Revenue:
  Minimum rents                                                       $ 9,516,521     $ 9,170,156
  Percentage and overage rents                                            453,151         422,219
  Recoveries from tenants                                               1,591,104       1,599,069
  Other income                                                             21,384          12,831
                                                                      -----------     -----------
                                                                       11,582,160      11,204,275
                                                                      -----------     -----------
Certain expenses:
   Operating and maintenance                                            1,101,515       1,007,021
   Real estate taxes                                                    1,028,640       1,078,402
   General and administrative                                             568,914         576,792
                                                                      -----------     -----------
                                                                        2,699,069       2,662,215
                                                                      -----------     -----------

Revenue in excess of certain expenses                                 $ 8,883,091     $ 8,542,060
                                                                      ===========     ===========



    The accompanying notes are an integral part of this combined statement of revenue and certain expenses.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
THE FAMILY CENTER PROPERTIES
NOTES TO COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES
-----------------------------------------------------------
(Unaudited)

1.       OPERATIONS
         ----------

         For purposes of the accompanying combined statement of revenue and certain expenses, The Family Center Properties represent certain shopping center properties and one office property ("Properties"), and their management operations which Developers Diversified Realty Corporation (the "Company") acquired on July 1, 1998. A summary of the Properties is as follows:

                    NAME OF PROPERTY                             LOCATION           YEAR BUILT
         ---------------------------------------        ------------------------    ----------
         Family Center at Midvalley, South Phase            Taylorsville, UT              1982
         Family Center at Midvalley, North Phase            Taylorsville, UT              1992
         Family Center at Fort Union, Phases I&II           Midvale, UT                   1973
         Family Center at Fort Union, Phases III            Midvale, UT                   1995
         Family Center at Riverdale, North Phase            Riverdale, UT                 1991
         Family Center at Riverdale, South Phase            Riverdale, UT                 1995
         Hermes Building Office Complex                     Salt Lake City, UT            1986
         Family Center at Orem                              Orem, UT                      1992
         Family Center at Ogden 5-Points                    Ogden, UT                     1977
         Family Center at 33rd South                        Salt Lake City, UT            1978
         Family Place at Logan                              Logan, UT                     1973
         Family Center at Las Vegas                         Las Vegas, NV                 1973
         Family Center at Rapid City                        Rapid City, UT                1978

         A combined statement of revenue and certain expenses has been presented because the Properties have varying ownership interests in common, are under common control and management and were purchased through a single transaction.

         The operating results of three shopping centers under development and six shopping center expansions at the above listed properties, although forming part of the same transaction with the Company, are not reflected in the accompanying combined statement of revenue and certain expenses as no historical financial information exists.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         ------------------------------------------

BASIS OF PRESENTATION
---------------------

         The accompanying combined statement of revenue and certain expenses has been prepared on the accrual basis of accounting.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
THE FAMILY CENTER PROPERTIES
NOTES TO COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES
-----------------------------------------------------------
(Unaudited)

The accompanying combined financial statement is not representative of the actual operations for the periods presented, as certain revenues and expenses, which may not be comparable to the revenues and expenses expected to be earned or incurred by the Company in the future operations of the Properties, have been excluded. Revenues excluded consist of interest and other revenues unrelated to the continuing operations of the Properties. Expenses excluded consist of depreciation on the building and improvements, amortization of intangible assets, interest expense and certain professional fees and administrative costs not directly related to the future operations of the Properties, primarily payroll associated with the former principals of the Properties.

INCOME RECOGNITION
------------------

         Rental income is recorded on the straight line basis.

CONCENTRATION OF RISK
---------------------

         The Family Center Properties' tenant base includes primarily national and regional retail chains and local retailers, consequently, the Properties' credit risk is concentrated in the retail industry. There are no tenants which individually represented greater than 10% of combined revenues.

GENERAL AND ADMINISTRATIVE EXPENSES
-----------------------------------

         Included in general and administrative expenses are costs associated with the property management operations.

INTERIM STATEMENTS
------------------

         The interim financial data for the six months ended June 30, 1998 and 1997 is unaudited; however, in the opinion of the Company, the interim data includes all adjustments, consisting only of normal recurring adjustments, necessary for a fair statement of the results for the interim periods. The results for the periods presented are not necessarily indicative of the results for the full year.

USE OF ESTIMATES
----------------

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
THE SANSONE PROPERTIES
COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES
--------------------------------------------------
(UNAUDITED)

                                                                      For the Six Months Ended
                                                                               June 30,
                                                                         1998           1997
                                                                      ----------     ----------
Revenue:
     Minimum rents                                                    $5,697,314     $4,463,936
     Percentage and overage rents                                         30,184         19,330
     Recoveries from tenants                                           1,304,191      1,100,328
     Other income                                                         90,211         94,094
                                                                      ----------     ----------
                                                                       7,121,900      5,677,688
                                                                      ----------     ----------
Certain expenses:
      Operating and maintenance                                          814,631        685,484
      Real estate taxes                                                1,050,750        728,622
                                                                      ----------     ----------
                                                                       1,865,381      1,414,106
                                                                      ----------     ----------

Revenue in excess of certain expenses                                 $5,256,519     $4,263,582
                                                                      ==========     ==========


    The accompanying notes are an integral part of this combined statement of revenue and certain expenses.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
THE SANSONE PROPERTIES
NOTES TO COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES
-----------------------------------------------------------
(Unaudited)

1.       OPERATION OF PROPERTIES
         -----------------------

         For purposes of the accompanying combined statement of revenue and certain expenses, The Sansone Properties (the "Properties") represent certain shopping center properties which Developers Diversified Realty Corporation (the "Company") acquired on July 16, 1998. A summary of the Properties is as follows:

                    NAME OF PROPERTY                             LOCATION           YEAR BUILT
         ---------------------------------------        ------------------------    ----------
         Plaza at Sunset Hill                               St. Louis, MO                 1997
         Northland Square                                   Cedar Rapids, IA              1994
         Olympic Oaks Village                               St. Louis, MO                 1985
         Gravois Village                                    St. Louis, MO                 1983
         Morris Corners                                     Springfield, MO               1989
         Keller Plaza                                       St. Louis, MO                 1988
         Southtowne                                         St. Louis, MO                 1995
         Home Quarters                                      St. Louis, MO                 1992
         Walgreen                                           Brentwood, MO                 1988
         Walgreen Plaza                                     St. Louis, MO                 1988
         Promenade at Brentwood                             St. Louis, MO                 1998

         A combined statement of revenue and certain expenses has been presented because the Properties have varying ownership interests in common, are under common control and management and were purchased through a single transaction.

         During the period 1995-1997, Plaza at Sunset Hill was redeveloped and expanded. The combined statement of revenue and certain expenses for the six months ended June 30, 1997 reflects the operating results of the expansion for only a portion of the period. The expansion, representing approximately 30% of the GLA, was completed in 1997.

         At June 30, 1997, the Promenade at Brentwood was under development and consequently no operating information is included in the combined statement of revenue and certain expenses for the six month period then ended. For the six month period ended June 30, 1998, the center was in the lease up phase and includes a portion of the operating results as certain phases of the center were not completed as of January 1, 1998. The center was substantially completed at June 30, 1998.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
THE SANSONE PROPERTIES
NOTES TO COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES
-----------------------------------------------------------
(Unaudited)

The following shopping centers, which the Company also acquired pursuant to the same purchase agreement, are not reflected in the accompanying combined statement of revenue and certain expenses since these centers were either under development or in the lease-up phase during the periods presented:

                   Center Name                    Location                 Year Built
                   -----------                    --------                 ----------
           Shoppes at Sunset Hill              St. Louis, MO                  1998
           American Plaza                      St. Louis, MO                  1998

         The following shopping centers, which the Company also intends to acquire pursuant to the same purchase agreement, are not reflected in the accompanying combined statement of revenue and certain expenses since these centers were either under development or in the lease-up phase during the periods presented:

                   Center Name                    Location                 Year Built
                   -----------                    --------                 ----------
           Walgreens                           St. Louis, MO                  1998
           Walgreens                           Springfield, MO                1998

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     ------------------------------------------

BASIS OF PRESENTATION
---------------------

         The accompanying combined statement of revenue and certain expenses has been prepared on the accrual basis of accounting.

         The accompanying combined financial statement is not representative of the actual operations for the periods presented, as certain revenues and expenses, which may not be comparable to the revenues and expenses expected to be earned or incurred by the Company in the future operations of the Properties, have been excluded. Revenues excluded consist of interest and other revenues unrelated to the continuing operations of the Properties. Expenses excluded consist of depreciation on the buildings and improvements, amortization of organization costs and other intangible assets, interest expense, professional fees, charitable contributions, leasing commissions and other general and administrative costs not directly related to the future operations of the Properties.

INCOME RECOGNITION
------------------

         Rental income is recorded on the straight line basis.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
THE SANSONE PROPERTIES
NOTES TO COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES
-----------------------------------------------------------
(Unaudited)

CONCENTRATION OF RISK
---------------------

          The Sansone Properties' tenant base includes primarily national and regional retail chains and local retailers, consequently, the Properties' credit risk is concentrated in the retail industry. There are no tenants which individually represented greater than 10% of combined revenues.

INTERIM STATEMENTS
------------------

         The interim financial data for the six months ended June 30, 1998 and 1997 is unaudited; however, in the opinion of the Company, the interim data includes all adjustments, consisting only of normal recurring adjustments, necessary for a fair statement of the results for the interim periods. The results for the periods presented are not necessarily indicative of the results for the full year.

USE OF ESTIMATES
----------------

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.       RELATED PARTY TRANSACTION
         -------------------------

The Sansone Group, a property management Company controlled by the principals of The Sansone Properties, provided services to the Properties for all periods presented. The management fee is determined on a property by property basis pursuant to property management contracts which generally provide for a management fee calculated as 5% of rental revenue. The Company acquired a 50% interest in The Sansone Group and plans to retain the management services provided to the Properties. Such management fees are included in operating and maintenance expenses in the accompanying combined statement of revenues and certain expenses and aggregated approximately $191,000 and $244,000 for the period ended June 30, 1997 and June 30, 1998, respectively.

4.       COMMITMENTS
         -----------

The Morris Corners Property is subject to a ground lease requiring payments of $19,978 per month through December 31, 2015.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR NINE MONTH PERIOD ENDED SEPTEMBER 30, 1998
AND FOR THE YEAR ENDED DECEMBER 31, 1997
----------------------------------------
(Unaudited)

The unaudited pro forma condensed statement of operations for the nine month period ended September 30, 1998 is presented as if each of the following transactions had occurred on January 1, 1997; (i) the acquisition by the Company of those acquired properties, including those acquired through a joint venture interest, which had an operating history, purchased from January 1, 1998 through December 3, 1998; (ii) the acquisition of The Family Center Properties and The Sansone Properties (Acquired Properties), which had an operating history, and the purchase of a 50% interest in The Sansone Group's operating/management company; (iii) the sale by the Company of $200 million of Medium Term Notes in January and July 1998; (iv) the purchase by the Company of a partner's minority interest in one shopping center; (v) the sale by the Company of 669,639 common shares (pre-split) in April 1998; (vi) the sale by the Company of 4,000,000 Class C Depositary Shares in July 1998; (vii) the sale by the Company of 2,160,000 Class D Depositary Shares in August and September 1998 and (viii) the transfer of six properties owned by the Company into a 50% owned joint venture which occurred on September 10, 1998.

The unaudited pro forma condensed statement of operations for the year ended December 31, 1997 is presented as if each of the following transactions had occurred on January 1, 1997; (i) the acquisition by the Company of those acquired properties, including those acquired through a joint venture interest, which had an operating history, purchased from January 1, 1997 through December 3, 1998; (ii) the acquisition of The Family Center Properties and The Sansone Properties (Acquired Properties), which had an operating history and the purchase of a 50% interest in The Sansone Group's operating/management company;
(iii) the sale by the Company of 3,350,000 common shares (pre-split) in January 1997; (iv) the sale by the Company of $75 million of 7.125% Pass-through Asset Trust Securities in March 1997; (v) the sale by the Company of 1,300,000 common shares (pre-split) in June 1997; (vi) the sale by the Company of an aggregate of $302 million of Medium Term Notes in 1997 and 1998; (vii) the sale by the Company of 507,960 common shares (pre-split) in September 1997; (viii) the sale by the Company of 316,800 (pre-split) common shares in December 1997; (ix) the purchase by the Company of a partner's minority interest in one shopping center; (x) the sale by the Company of 669,639 common shares (pre-split) in April 1998; (xi) the sale by the Company of 4,000,000 Class C Depositary Shares in July 1998; (xii) the sale by the Company of 2,160,000 Class D Depositary Shares in August and September 1998 and (xiii) the transfer of six properties owned by the Company into a 50% owned joint venture which occurred on September 10, 1998.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR NINE MONTH PERIOD ENDED SEPTEMBER 30, 1998
AND FOR THE YEAR ENDED DECEMBER 31, 1997
----------------------------------------
(Unaudited)


The following pro forma information is based upon the historical consolidated results of operations of the Company for the nine month period ended September 30, 1998 and the year ended December 31, 1997, giving effect to the transactions described above. The pro forma condensed consolidated statement of operations should be read in conjunction with the historical financial statements and notes thereto of the Company included in the Developers Diversified Realty Corporation's Forms 10-Q and 10-K for the nine month period ended September 30, 1998 and the year ended December 31, 1997, respectively.

The unaudited pro forma condensed consolidated statements of operations are not necessarily indicative of what the actual results of operations of the Company would have been assuming the transactions had been completed as set forth above, nor do they purport to represent the Company's results of operations for future periods.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 1998
(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)
-----------------------------------------------
(Unaudited)

                                                                              Pro Forma Adjustments
                                                                                   (Unaudited)
                                                                     --------------------------------------------

                                                                                                      Transfer of
                                                                     Previously       Common Share,  Properties -
                                                                      Reported       Preferred Share    DDRA V         Company
                                                   Company            Acquired          and Debt         Joint        Pro Forma
                                                  Historical         Properties        Offerings      Venture (i)    (Unaudited)
                                                  ----------         ----------        ---------      -----------    -----------
Revenues from rental properties                    $ 156,501         $  21,429 (a)      $      -      ($ 20,487)     $ 157,443
Management fees and other income                       9,281                                               (126)         9,849
                                                                                                            694
                                                   ---------         ---------         ---------      ---------      ---------
                                                     165,782            21,429                 -        (19,919)       167,292
                                                   ---------         ---------         ---------      ---------      ---------
Operating and maintenance                             14,034             2,271 (a)                       (1,383)        14,922

Real estate taxes                                     19,742             2,345 (a)                       (3,691)        18,396
Depreciation and amortization                         31,638             5,007 (a)                       (3,766)        32,879

General and administrative expenses                    9,247               250 (d)                                      10,066
                                                                           569 (a)
Interest expense                                      41,917            10,342 (a)           315 (e)     (7,850)        41,022
                                                                           313 (b)          (548)(f)
                                                                           190 (c)        (3,331)(g)
                                                                                            (326)(h)
                                                   ---------         ---------         ---------      ---------      ---------

                                                     116,578            21,287            (3,890)       (16,690)       117,285
                                                   ---------         ---------         ---------      ---------      ---------
Income (loss) before equity in net
income of joint ventures, allocation to
minority interests, loss on sales of
land and extraordinary item

                                                      49,204               142             3,890         (3,229)        50,007

Equity in net income of joint ventures                10,323                81 (a)                        3,115         14,001
                                                                           482 (b)
Minority equity interests                             (1,628)           (2,419)(a)                                      (3,918)
                                                                           (49)(b)
                                                                           178 (c)
Loss on sales of land                                    (36)                                                              (36)
                                                   ---------         ---------         ---------      ---------      ---------
Income (loss) before extraordinary item
                                                      57,863           ($1,585)          $ 3,890       ($   114)        60,054
                                                                     =========         =========      =========

Less: preferred share dividends                      (13,109)                                                          (17,722)
                                                   ---------                                                         ---------
Income before extraordinary  item
applicable to common shareholders
                                                    $ 44,754                                                         $  42,332
                                                   =========                                                         =========
Per share data:
  Earnings per common share before
extraordinary item:
  Basic                                             $   0.79                                                         $    0.74 (j)
                                                   =========                                                         =========
  Diluted                                           $   0.76                                                         $    0.71 (j)
                                                   =========                                                         =========
Weighted average number of common
shares (in thousands):
   Basic                                              56,500                                                            57,391
                                                   =========                                                         =========
   Diluted                                            57,855                                                            58,746
                                                   =========                                                         =========

DEVELOPERS DIVERSIFIED REALTY CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 1998
(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)
-----------------------------------------------
(Unaudited)

(a) Reflects revenues and expenses through the date of acquisition for the properties acquired from January 1, 1998 to December 3, 1998 as follows:

                              Effective                   Real
                               Date of                    Estate        Operating &                                  Minority
     Shopping Center         Acquisition     Revenues     Taxes         Maintenance  Depreciation(1)  Interest (1)   Interest
     ---------------         -----------     --------     -----         -----------  ---------------  ------------   --------
Country Club Mall              02/25/98       $  131        $   19        $   17        $   25        $   65        $    -
Belair Centre                  03/10/98          875            65           162           159           445             -
The Columbus
Properties (2)                 03/23/98        1,357           105           120           278           823            41
The Family Center
Properties (3), (4)            07/01/98       11,582         1,029         1,102         2,824         4,707         2,378
Tanasbourne Towne
Center (5)                     07/02/98            -             -             -             -             -             -
The Sansone
Properties (6)                 07/16/98        7,484         1,127           870         1,721         4,302             -
                                             -------       -------       -------       -------       -------       -------
                                             $21,429       $ 2,345       $ 2,271       $ 5,007       $10,342       $ 2,419
                                             =======       =======       =======       =======       =======       =======

(1)      Depreciation determined utilizing a 31.5 year life for buildings with an operating history and calculated interest related to the purchase of the operating properties with an estimated value of approximately $222 million and $111 million for The Family Center Properties and The Sansone Properties, respectively. Interest was determined utilizing the Company's estimated interest under its lines of credit and/or the effective interest rate associated with the mortgage debt assumed. No interest expense was presented relating to shopping centers under development and expansion as related interest costs either would not have been incurred or would have been capitalized.

(2)      No revenues or expenses have been included in the pro forma statement of operations for Easton Market, one of The
         Columbus Properties, since the center was either under development or in lease-up prior to acquisition.

(3)      General and administrative expenses reflect the operating expenses of the Hermes Associates, LTD.
         management/operating company.

(4)      Minority interest equity expense reflects the expense relating to the operating partnership units issued in partial consideration for the purchase of The Family Centers Properties. Operating partnership units are, in certain circumstances and, at the option of the Company, exchangeable into 3,630,668 common shares of the Company.
         In addition, the Company has guaranteed the value of the operating partnership units for the period two years from the date of issuance. The guarantee is determined with reference to the common shares of the Company. The final number of operating partnership units issued as consideration will not be known until after expiration of the guarantee period.

(5)      Operating results for the Tanasbourne, Oregon shopping center are not presented as this shopping center was under development during the period presented.

(6)      Equity in net income (loss) in joint ventures represents the Company's equity in net income (loss) relating to its
         50% joint venture interest in the operating/management company acquired from The Sansone Group.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 1998
(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)
-----------------------------------------------
(Unaudited)

(b) Reflects revenues and expenses for four joint ventures acquired in 1998 through the date of acquisition as follows:

                                             Lennox Town                  Washington  Dublin Village
                                               Center       Sun Center    Park Plaza     Center
                                             Columbus, OH  Columbus, OH   Dayton, OH   Columbus, OH      Total
                                             ------------  ------------   ----------   ------------      -----
Revenues                                        $  717        $  889        $  863        $1,456        $3,925
                                                ------        ------        ------        ------        ------
Operating and maintenance                           49            48           116           107           320
Real estate taxes                                   96            76           102           178           452
Depreciation (1)                                   179           189           147           253           768
Interest (1)                                       380           442           347           551         1,720
                                                ------        ------        ------        ------        ------
                                                   704           755           712         1,089         3,260
                                                ------        ------        ------        ------        ------
Net Income                                          13           134           151           367        $  665
    Ownership interest                              50%        79.45%           50%           80%       ======
                                                ------        ------        ------        ------
    Equity in net income of joint venture       $    7        $  106        $   76        $  293        $  482
                                                ======        ======        ======        ======        ======

                  (1) Based on the preliminary purchase price allocation, determined depreciation utilizing a 31.5 year life for building and calculated interest at the effective interest rate associated with the mortgage debt assumed.

                  An aggregate interest cost of $313 associated with the purchase of the Company's equity interest in the properties is calculated at the Company's estimated interest rate under its lines of credit.

                  In addition to cash, the Company's purchase price was funded through the issuance of operating partnership units (OP Units) exchangeable, at the option of the Company and under certain circumstances, into 116,892 of the Company's common shares. The minority interest expense associated with the OP Units is estimated to be $49 for the period prior to acquisition.

(c) Represents the elimination of the minority interest expense and the related interest expense incurred by the Company due to the purchase of the minority interest in a shopping center located in North Olmsted, Ohio in March 1998.

(d) The general and administrative expenses of the Company have been adjusted by $250 to reflect the estimated increased expenses expected to be incurred associated with additional operating personnel and related costs attributable to the increase in the Company's portfolio of properties resulting from acquisitions and development activities.

(e) Reflects the net increase in interest cost of $315 relating to variable rate indebtedness repaid with the proceeds from the sale of the Medium Term Notes completed on July 15, 1998. Pro forma interest incurred through the date of issuance on the Medium Term Notes is estimated at $4,055 and interest savings on the variable rate indebtedness repaid is estimated at $3,740.

(f) Reflects the reduction of interest costs relating to variable rate indebtedness effectively repaid with the proceeds from the sale of 669,639 common shares (pre split) completed in April 1998.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 1998
(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)
-----------------------------------------------
(Unaudited)

(g) Reflects the reduction of interest costs relating to unsecured variable rate indebtedness repaid with the proceeds from the sale of 4,000,000 Class C Depositary Shares in July 1998. The dividends assumed to be payable on the Class C Depositary Shares are deducted from income to arrive at income available to holders of Common Shares. (See (j))

(h) Reflects the reduction of interest costs relating to unsecured variable rate indebtedness repaid with the proceeds from the sale of 2,160,000 Class D Depositary Shares in August and September 1998. The dividends assumed to be payable on the Class D Depositary Shares are deducted from income to arrive at income available to holders of Common Shares. (See (j)).

(i) Reflects the operating results of the six properties owned by the Company and transferred into a 50% owned-joint venture for the period prior to September 10, 1998.

         The equity in net income of the joint venture is as follows:

                  Revenues                                    $20,613
                                                              -------
                  Operating and maintenance                     1,383
                  Real estate taxes                             3,691
                  Depreciation                                  3,019
                  Interest                                      6,289
                                                              -------
                                                               14,382
                                                              -------
                  Net income                                    6,231
                  Ownership interest                               50%
                                                              -------
                  Equity in net income of joint venture       $ 3,115
                                                              =======

         Operating results for the Tanasbourne, Oregon shopping center are not presented prior to their acquisition date as a portion of this shopping center was under development during 1998.

         Management fees of $694 represents the Company's fees earned through the management of these properties.

         Determined depreciation utilizing a 40 year life for buildings and calculated interest related to the purchase of the operating centers. Interest was determined based on the effective interest rate associated with the mortgate debt incurred simultaneously with the transfer of these properties.

         Reflects an aggregate interest savings of $7,850 associated with the repayment of the Company's lines of credit with proceeds of $192 million received by the Company simultaneously with the transfer of these properties to a joint venture. The adjustment is calculated at the Company's estimated interest rate incurred under its lines of credit.

(j) Pro forma income per common share is based upon the weighted average number of common shares assumed to be outstanding for the nine month period ended September 30, 1998.

         Effective August 3, 1998, the Company executed a two-for-one stock split, for shareholders of record on July 27, 1998. All per share information and number of shares outstanding reflects the stock split.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997
(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)
-----------------------------------------------
(Unaudited)

         In accordance with the SFAS 128, earnings per share before extraordinary item is calculated as follows:


           Income before extraordinary item                                                     $ 60,054
           Less:  Preferred stock dividend                                                       (17,722)
                                                                                                --------
           Basic EPS - Income before extraordinary item applicable to common
              shareholders                                                                        42,332
           Joint venture partnership                                                                (640)
                                                                                                --------
           Diluted EPS - Income before extraordinary item applicable to common
              shareholders plus assumed conversions                                             $ 41,692
                                                                                                ========
         NUMBER OF SHARES:
            Basic - average shares outstanding                                                    57,391
            Effect of dilutive securities:
              Stock options                                                                          876
              Joint venture partnership                                                              479
                                                                                                --------
              Diluted Shares                                                                      58,746
                                                                                                ========
         PER SHARE AMOUNT:
            Income before extraordinary item
              Basic                                                                             $   0.74
                                                                                                ========
              Diluted                                                                           $   0.71
                                                                                                ========

DEVELOPERS DIVERSIFIED REALTY CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997
(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)
-----------------------------------------------
(Unaudited)

                                                                        Pro Forma Adjustments
                                                                             (Unaudited)
                                                      ------------------------------------------------------

                                                                                                Transfer of
                                                               Previously       Common Share,  Properties -
                                                                Reported       Preferred Share    DDRA V         Company
                                             Company            Acquired          and Debt         Joint        Pro Forma
                                            Historical         Properties        Offerings      Venture (o)    (Unaudited)
                                            ----------         ----------        ---------      -----------    -----------
  Revenues from rental  properties         $ 158,718         $   3,073 (a)     $       -          ($22,717)        $ 183,974
                                                                44,900 (b)
  Management fees and other income            10,322                                                   (84)           11,002
                                                                                                       764
                                           ---------         ---------         ---------         ---------         ---------
                                             169,040            47,973                 -           (22,037)          194,976
                                           ---------         ---------         ---------         ---------         ---------
  Operating and maintenance                   15,961               549 (a)                          (1,603)           20,519
                                                                 5,612 (b)
  Real estate taxes                           20,001               203 (a)                          (3,413)           21,022
                                                                 4,231 (b)
  Depreciation and amortization               32,313               568 (a)                          (4,196)           38,665
                                                                 9,980 (b)
  General and administrative expenses         11,055               750 (e)                                            12,923
                                                                 1,118 (b)
  Interest expense                            35,558             1,516 (a)          (316)(f)        (9,667)           46,938
                                                                20,888 (b)            66 (g)
                                                                 1,212 (c)        (1,771)(h)
                                                                 1,103 (d)             - (i)
                                                                                    (903)(j)
                                                                                    (748)(k)(l)
                                                                                       - (m)(n)
                                           ---------         ---------         ---------         ---------         ---------
                                             114,888            47,730            (3,672)          (18,879)          140,067
                                           ---------         ---------         ---------         ---------         ---------
  Income (loss) before equity in net
  income of joint ventures, allocation
  to minority interests and gain on sales
  of land and extraordinary item              54,152               243             3,672            (3,158)           54,909
  Equity in net income of joint ventures      10,893             1,654 (c)                           3,485            16,662
                                                                   630 (b)
  Minority equity interests                   (1,049)              (14)(a)                                            (4,923)
                                                                (4,751)(b)
                                                                  (147)(c)
                                                                 1,038 (d)
  Gain on sales of land                        3,526                                                                   3,526
                                           ---------         ---------         ---------         ---------         ---------
  Income before extraordinary item            67,522         ($  1,347)        $   3,672          $    327            70,174
                                                             =========         =========         =========
  Less: preferred share dividends            (14,200)                                                                (14,200)
                                           ---------                                                               ---------
  Income before extraordinary item
  applicable to common shareholders        $  53,322                                                               $  55,974
                                           =========                                                               =========
  Per share data:
    Earnings per common share:
      Basic                                $    1.03                                                               $    1.03 (p)
                                           =========                                                               =========
      Diluted                              $    1.03                                                               $    1.01 (p)
                                           =========                                                               =========
  Weighted average number of common shares
  (in thousands)
     Basic                                    51,760                                                                  54,592
                                           =========                                                               =========
     Diluted                                  52,124                                                                  55,333
                                           =========                                                               =========

DEVELOPERS DIVERSIFIED REALTY CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997
(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)
-----------------------------------------------
(Unaudited)

(a) Reflects revenues and expenses for the properties acquired during 1997, for the period January 1, 1997 through the earlier of the date of acquisition, or December 31, 1997 as follows:

                                Effective                    Real
                                 Date of                    Estate       Operating &                                      Minority
        Shopping Center        Acquisition    Revenues       Taxes       Maintenance    Depreciation (4)  Interest (4)   Interest
        ---------------        -----------    --------       -----       -----------    ----------------  ------------   --------
  Great Northern Shopping
  Center - North,
  Cleveland, (North
  Olmsted), OH (1)               01/01/97      $      -     $      -      $      -        $      -        $      -        $      -
  Great Northern Shopping
  Center - South,
  Cleveland, (North
  Olmsted) OH (1)                01/01/97             -            -             -               -               -               -
  Plaza Del Norte, San
  Antonio, TX (2), (3)           01/23/97             -            -             -               -               -               -
  Foothills Towne Center
  Awatukee, AZ (2)               02/21/97             -            -             -               -               -               -
  Eagan Promenade
  Minneapolis, MN (2)            07/01/97             -            -             -               -               -               -
  Midway Marketplace
  St. Paul, MN (2)               07/11/97             -            -             -               -               -               -
  Cooks Corner
  Brunswick, ME                  08/14/97         1,907          154           404             300             806              14
  Centennial Promenade
  Denver, CO (2)                 10/02/97             -            -             -               -               -               -
  Spring Creek Centre
  Fayetteville, AR               11/20/97         1,166           49           145             268             710               -
                                               --------     --------      --------        --------        --------        --------
                                               $  3,073     $    203      $    549        $    568        $  1,516        $     14
                                               ========     ========      ========        ========        ========        ========

         (1)      Included in historical statement of operations for the year ended December 31, 1997.

         (2)      No revenues or expenses have been included in the pro forma statement of operations since the center was either under development or in the lease-up phase during 1997.

         (3)      Property acquired through a joint venture in which the Company owns a 35% interest.

         (4)      Determined depreciation utilizing a 31.5 year life for buildings based on the preliminary purchase price allocation and calculated interest at the Company's estimated interest rate under its lines of credit.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997
(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)
-----------------------------------------------
(Unaudited)

(b) Reflects revenues and expenses for the year ended December 31, 1997 of the properties acquired from January 1, 1998 to December 3, 1998 as follows:


                           Effective                         Real
                            Date of                         Estate        Operating &                                       Minority
   Shopping Center        Acquisition       Revenues         Taxes        Maintenance   Depreciation (1)  Interest (1)      Interest
   ---------------        -----------       --------         -----        -----------   ----------------   -----------      --------
  Country Club Mall         02/25/98        $    871        $    127        $    115        $    165        $    441        $      -
  Belair Centre             03/10/98           4,696             350             868             856           2,401               -
  The Columbus
  Properties (2)            03/23/98           6,113             473             542           1,250           3,732             176
  The Family Center
  Properties (3) (4)        07/01/98          22,068           1,812           2,844           5,202           8,237           4,575
  Tanasbourne Towne
  Center (5)                07/02/98               -               -               -               -               -               -
  The Sansone
  Properties (6)            07/16/98          11,152           1,469           1,243           2,507           6,077               -
                                            --------        --------        --------        --------        --------        --------
                                            $ 44,900        $  4,231        $  5,612        $  9,980        $ 20,888        $  4,751
                                            ========        ========        ========        ========        ========        ========

         (1)      Depreciation determined utilizing a 31.5 year life for buildings and calculated interest related to the purchase of the operating properties with an estimated value of approximately $205 million and $86 million for The Family
                  Center Properties and The Sansone Properties, respectively. Interest was determined utilizing the Company's estimated interest rate under its lines of credit and/or the effective interest rate associated with the mortgage debt assumed. No interest expense was presented relating to shopping centers under development and expansion as such interest costs would have been capitalized.

         (2)      No revenues or expenses have been included in the pro forma statement of operations for Easton Market, one of The
                  Columbus Properties; since the center was either under development or in lease-up during 1997.

         (3)      General and administrative expenses reflect the operating expenses of the Hermes Associates, LTD.
                  management/operating company.

         (4)      Minority interest equity expense reflects the expense relating to the operating partnership units issued in partial consideration for the purchase of The Family Centers Properties. Operating partnership units are, in certain circumstances and, at the option of the Company, exchangeable into 3,630,668 common shares of the Company.
                  In addition, the Company has guaranteed the value of the operating partnership units for the period two years from the date of issuance. The guarantee is determined with reference to the common shares of the Company. The final number of operating partnership units issued as consideration will not be known until after expiration of the guarantee period.

         (5)      Operating results for the Tanasbourne, Oregon shopping center are not presented as this shopping center was under development during the year.

         (6)      Equity in net income (loss) of joint ventures represents the Company's equity in net income (loss) relating to its
                  50% joint venture interest in the operating/management company acquired from The Sansone Group.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997
(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)
-----------------------------------------------
(Unaudited)

(c) Reflects revenues and expenses of the four joint venture properties for the year ended December 31, 1997 in which an equity interest was acquired as follows:

                                                     Lennox Town                      Washington    Dublin Village
                                                       Center         Sun Center      Park Plaza        Center
                                                   Columbus, OH(1)    Columbus, OH     Dayton, OH     Columbus, OH        Total
                                                   --------------     ------------     ----------     ------------        -----
              Revenues                                  $ 2,390         $ 4,008         $ 2,474         $ 4,888         $13,760
                                                        -------         -------         -------         -------         -------
              Operating and  maintenance                    165             217             294             608           1,284
         Real estate taxes                                  319             344             298             557           1,518
         Depreciation (2)                                   604             851             452             787           2,694
         Interest (3)                                     1,283           1,993           1,073           1,703           6,052
                                                        -------         -------         -------         -------         -------
                                                          2,371           3,405           2,117           3,655          11,548
                                                        -------         -------         -------         -------         -------
               Net Income                                    19             603             357           1,233         $ 2,212
         Ownership interest                                  50%          79.45%             50%             80%        =======
                                                        -------         -------         -------         -------
         Equity in net income of  joint ventures        $     9         $   480         $   179         $   986         $ 1,654
                                                        =======         =======         =======         =======         =======

         (1)      Revenues and expenses prior to April 1, 1997 are not included in the pro forma statement of operations since the center was in the lease up phase.

         (2)      Determined depreciation utilizing a 31.5 year life for building based on the preliminary purchase price allocation at the effective interest rate associated with the mortgage debt assumed.

         (3)      An aggregate interest cost of $1,212 associated with the purchase of the Company's equity interest in these properties is calculated at the Company's estimated interest rate under its lines of credit or at the effective interest rate associated with the mortgage debt assumed.

         In addition to cash, the Company's purchase price was funded through the issuance of operating partnership units (OP Units) exchangeable, at the option of the Company and under certain circumstances, into 116,892 of the Company's common shares. The minority interest expense associated with the OP Units is estimated to be $147 for the year ended December 31, 1997.

(d) Represents the elimination of the minority interest expense and the related expense incurred by the Company due to the purchase of the minority interest in a shopping center located in North Olmsted, Ohio in March 1998.

(e) The general and administrative expenses of the Company have been adjusted by $750 to reflect the estimated increased expenses expected to be incurred associated with additional operating personnel and related costs attributable to the increase in the Company's portfolio of properties resulting from acquisitions and development activities.

(f) Reflects the reduction of interest costs relating to variable rate indebtedness effectively repaid with the proceeds from the sale of 3,350,000 common shares (pre-split) completed in January 1997.

(g) Reflects the net increase in interest cost of $66 relating to variable rate indebtedness repaid with the proceeds from the sale of $75 million 7.125% Pass-through Assets Trust Securities completed in March 1997. Pro forma interest is estimated at $1,103 and interest savings on the variable rate indebtedness repaid is estimated at $1,037.

(h) Reflects the reduction of interest costs relating to variable rate indebtedness effectively repaid with the proceeds from the sale of 1,300,000 common shares (pre-split) completed in June 1997.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997
(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)
-----------------------------------------------
(Unaudited)

(i) The interest expense adjustment relating to the issuance of $302 million Medium Term Notes completed in 1997 and 1998 is not reflected herein as the net interest adjustment is considered insignificant.

(j) Reflects the reduction of interest costs relating to variable rate indebtedness effectively repaid with the proceeds from the sale of 507,960 common shares (pre-split) completed in September 1997.

(k) Reflects the reduction of interest costs relating to variable rate indebtedness effectively repaid with the proceeds from the sale of 316,800 common shares (pre-split) completed in December 1997.

(l) The issuance of 669,639 common shares (pre-split) completed in April 1998, or utilization of the proceeds derived from the sale thereof, are not reflected herein prior to their issuance as the proceeds were considered to be used to acquire shopping centers with no previous operating history and/or for properties under development. Accordingly, the Company would not have issued these securities until the earlier of the date of issuance or the date the centers were acquired.

(m) An interest expense adjustment relating to the issuance of 4,000,000 Class C Depositary Shares completed in July 1998, is not reflected herein prior to the issuance as the proceeds were considered to be used to acquire shopping centers with no previous operating history and/or for properties under development. Accordingly, the Company would not have issued these securities until the earlier of the date of issuance or the date the centers were acquired.

(n) An interest expense adjustment relating to the issuance of 2,160,000 Class D Depositary Shares completed in August and September 1998, is not reflected herein prior to the issuance as the proceeds were considered to be used to acquire shopping centers with no previous operating history and/or for properties under development. Accordingly, the Company would not have issued these securities until the earlier of the date of issuance or the date the centers were acquired.

(o) Reflects the operating results of the six properties owned by the Company and transferred into a 50% owned joint venture.

         The equity in net income of the joint venture is as follows:

                  Revenues                                     $22,800
                                                               -------
                  Operating and maintenance                      1,604
                  Real estate taxes                              3,413
                  Depreciation                                   3,741
                  Interest                                       7,073
                                                               -------
                                                                15,831
                                                               -------
                  Net income                                     6,969
                  Ownership interest                                50%
                                                               -------
                  Equity in net income of joint venture        $ 3,485
                                                               =======

         Operating results for the Tanasbourne, Oregon; Ahwatukee, Arizona and Eagan, Minnesota shopping centers are not presented prior to their acquisition date as these shopping centers were under development during 1998 and 1997.

         Management fees of $764 represents the Company's fees earned through the management of these properties.

         Determined depreciation utilizing a 40 year life for buildings and calculated interest related to the purchase of the operating centers. Interest was determined based on the effective interest rate associated with the mortgage debt incurred similtaneously with the transfer of these properties.

         Reflects an aggregate interest savings of $9,667 associated with the repayment of the Company's lines of credit with proceeds of $192 million received by the Company simultaneously with the transfer of these properties to a joint venture. The adjustment is calculated at the Company's estimated interest rate incurred under its lines of credit.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997
(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)
-----------------------------------------------
(Unaudited)

(p) Pro forma income per common share is based upon the weighted average number of common shares assumed to be outstanding during 1997 and includes all shares issued in conjunction with the common share offerings in 1997. The 669,639 shares (pre-split) issued in April 1998 were not reflected either in the pro forma statement of operations or in the earnings per share calculation prior to their issuance as the proceeds were not considered to be received until the date the developed shopping centers were acquired in 1998 since such centers had no operating history.

         Effective August 3, 1998, the Company executed a two-for-one stock split, for shareholders of record on July 27, 1998. All per share information and number of shares outstanding reflect the stock split.

         In accordance with the SFAS 128, earnings per share before extraordinary item is calculated as follows (in thousands):

           Income before extraordinary item                                           $ 70,174
           Less:  Preferred stock dividend                                             (14,200)
                                                                                      --------

           Basic EPS - Income before extraordinary item applicable to common
              shareholders                                                            $ 55,974
                                                                                      ========
           Diluted EPS - Income before extraordinary item applicable to common
              shareholders plus assumed conversions                                   $ 55,974
                                                                                      ========
           NUMBER OF SHARES:
            Basic - average shares outstanding                                          54,592
            Effect of dilutive securities:
              Stock options                                                                350
              Joint venture partnership                                                    384
              Restricted stock                                                               7
                                                                                      --------
              Diluted Shares                                                            55,333
                                                                                      ========
           PER SHARE AMOUNT:
            Income before extraordinary item
               Basic                                                                  $   1.03
                                                                                      ========
               Diluted                                                                $   1.01
                                                                                      ========

DEVELOPERS DIVERSIFIED REALTY CORPORATION
ESTIMATED TWELVE MONTH PRO FORMA STATEMENT OF
TAXABLE NET OPERATING INCOME AND OPERATING FUNDS AVAILABLE
----------------------------------------------------------
(Unaudited)

The following unaudited statement is a pro forma estimate of taxable income and operating funds available for the year ended December 31, 1997. The pro forma statement is based on the Company's historical operating results for the twelve-month period ended December 31, 1997 adjusted for the effect of: (i) historical operations of the Acquired Properties; (ii) Medium Term Notes offerings completed in 1997 and 1998; (iii) 3,500,000 common share (pre-split) offering completed in January 1997; (iv) Pass-through Asset Trust Securities issued in March 1997; (v) 1,300,000 common share (pre-split) offering completed in June 1997; (vi) 509,760 common share (pre-split) offering completed in September 1997; (vii) 316,800 common share (pre-split) offering completed in December 1997; (viii) the purchase by the Company of a partner's minority interest in one shopping center; (ix) 669,639 common share (pre-split) offering completed in April 1998; (x) 4,000,000 Class C Depositary Shares offering completed in July 1998; (xi) 2,160,000 Class D Depositary Shares offering completed in August and September 1998 and certain other items related to operations which can be factually supported. This statement does not purport to forecast actual operating results for any period in the future.

This statement should be read in conjunction with (i) the historical financial statements included in the Company's Forms 10-K and 10-Q for the year ended December 31, 1997 and the nine months ended September 30, 1998 and (ii) the pro forma condensed financial statements of the Company included elsewhere herein.

ESTIMATE OF TAXABLE NET OPERATING INCOME (IN THOUSANDS):
DDRC historical income before extraordinary item, exclusive of property depreciation and amortization
    (Note 1) .................................................................................................   $ 99,835
Acquired Properties - historical earnings from operations, as adjusted, exclusive of depreciation and
     amortization (Note 2) ...................................................................................      9,266
Pro forma adjustments reflecting the purchase of minority interests ..........................................        (65)
Pro forma adjustments reflecting the transfer of six properties to a joint venture ...........................     (3,869)
Pro forma adjustments arising from the utilization of the proceeds from the issuance of Medium
   Term Notes to repay variable rate indebtedness ............................................................          -
Pro forma adjustments reflecting the decrease in interest expense arising from the utilization of
   the proceeds from the 3,350,000 common share offering .....................................................        316
Pro forma adjustments arising reflecting the increase in interest expense from the utilization of the proceeds
   from the issuance of Pass-through Asset Trust Securities to repay variable rate indebtedness ..............        (66)
Pro forma adjustments arising from the utilization of the proceeds from the 1,300,000 common share offering ..      1,771
Pro forma adjustments arising from the utilization of the proceeds from the 507,960 common share offering ....        903
Pro forma adjustments arising from the utilization of the proceeds from the 316,800 common share offering ....        748
Pro forma adjustments arising from the utilization of the proceeds from the 669,639 common share offering ....          -
Pro forma adjustments arising from the utilization of the proceeds from the 4,000,000 Class C Depositary
    Preferred Share offering .................................................................................          -
Pro forma adjustments arising from the utilization of the proceeds from the 2,160,000 Class D Depositary
    Preferred Share Offering .................................................................................          -
Estimated tax depreciation and amortization (Note 3):
Estimated 1997 tax depreciation and amortization .............................................................    (25,088)
Pro forma tax depreciation for Properties acquired during 1997 ...............................................       (527)
Pro forma tax depreciation for Properties acquired during 1998 ...............................................     (9,050)
                                                                                                                 --------
Pro forma taxable income before dividends deduction ..........................................................     74,174
    Estimated dividends deduction (Note 4) ...................................................................    (82,986)
                                                                                                                 --------
                                                                                                                 $ (8,812)
                                                                                                                 ========
Pro forma taxable net operating income ...................................................................       $      -
                                                                                                                 ========

DEVELOPERS DIVERSIFIED REALTY CORPORATION
ESTIMATED TWELVE MONTH PRO FORMA STATEMENT OF
TAXABLE NET OPERATING INCOME AND OPERATING FUNDS AVAILABLE
----------------------------------------------------------
(Unaudited)

ESTIMATE OF OPERATING FUNDS AVAILABLE (IN THOUSANDS):
Pro forma taxable operating income before dividend deduction   $ 74,174
Add pro forma depreciation .................................     34,665
                                                               --------
Estimated pro forma operating funds available (Note 5) .....   $108,839
                                                               ========

Note 1 - The historical earnings from operations represents the Company's earnings from operations for the twelve months ended December 31, 1997 as reflected in the Company's historical financial statements.

Note 2 - The historical earnings from operations for the properties acquired in 1997 and 1998 represent the revenues and certain expenses as referred to in the pro forma condensed consolidated statement of operations for the year ended December 31, 1997 included elsewhere herein.

Note 3 - Tax depreciation for the Company is based upon the Company's tax basis in the properties which exceeds the historical cost basis, as reflected in the Company's financial statements in accordance with generally accepted accounting principles, by approximately $18 million before accumulated depreciation. The costs are generally depreciated on a straight-line method over a 40-year life for tax purposes.

Note 4 - Estimated dividends deduction is calculated as follows:

         Common share dividend (54,592,000 shares x $1.26 per share)   $68,786
         Class A Preferred Shares                                       10,011
         Class B Preferred Shares                                        4,189
         Class C Preferred Shares                                            -
         Class D Preferred Shares                                            -
                                                                       -------
                                                                       $82,986
                                                                       =======

Note 5 - Operating funds available does not represent cash generated from operating activities in accordance with generally accepted accounting principles and is not necessarily indicative of cash available to fund cash needs.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            DEVELOPERS DIVERSIFIED REALTY
                                            CORPORATION


Date     December 4, 1998                      /s/  William H. Schafer
     ---------------------------------      --------------------------------
                                            William H. Schafer
                                            Vice President and Chief Financial
                                            Officer